EXHIBIT 10.13

FORBEARANCE AGREEMENT

This FORBEARANCE AGREEMENT (this "Agreement") is entered into as of May 12, 2017, by and among Duos Technology Group, Inc. (the "Borrower"), a Delaware corporation, and GPB Debt Holdings II, LLC, a Delaware limited liability company (the "Lender"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Documents (as hereinafter defined).

RECITALS

A.

Borrower and Lender are parties to that Senior Secured Note in the principal ("Principal") sum of $1,800,000 (the "Note").

B.

Borrower and Lender, are patty to that certain Security Agreement, dated as of April 1, 2016 (the "Security and Pledge Agreement"), to secure the prompt payment, performance and discharge in full of all of the Borrower’s obligations under the Note.

C.

Borrower has failed to pay the monthly interest due and owing on the Note for the month of April 2017, and such failure constitutes an Event of Default (the "Specified Default") pursuant to Section 3(a)(i) of the Note.

D.

As a result of the Specified Default, the indebtedness evidenced by the Loan Documents immediately is due and payable, and Lender has the right, pursuant to the terms of the Loan Documents and applicable law, to collect the indebtedness due to Lender under the Loan Documents and, pursuant to Section 7 of the Security Agreement, to exercise any and all legal rights and remedies available to Lender, having reserved all rights it has at law, in equity, by agreement or otherwise.

E.

Borrower has requested that during the Forbearance Period (as hereinafter defined), Lender forbear from exercising its rights and remedies against the Borrower with respect to the Specified Default, notwithstanding the existence of the Specified Default in order to negotiate a capital raise.

F.

Subject to the tem1s and conditions set forth herein, and without prejudice to anything contained on Section 2(b) herein, Lender has agreed to forbear from exercising any default-related rights and remedies against the Borrower for a limited period of time in accordance with this Agreement.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Recitals.

The Recitals, which are true and correct, are incorporated herein by reference.

SECTION 2. Confirmation by Borrower of Principal and Specified Default.

(a)

Each Credit Party acknowledges and agrees that as of the close of business on May 1, 2017, the aggregate Principal balance of the outstanding amount under the Note was not less than $1,800,000.

The foregoing amount does not include interest, fees, expenses and other amounts which are chargeable or otherwise reimbursable under the Loan Documents (together with the Principal, the "Obligations"). The Borrower does not have any rights of offset, defenses, claims or counterclaims with respect to any of the Obligations.

(b)

Each Credit Party acknowledges and agrees that (i) the Loan Documents constitute the legal, valid and binding obligations of Borrower, enforceable by Lender in accordance with their respective terms, and the security interests granted by Borrower, in its assets are the legal, valid and binding obligations of such patties; (ii) the Specified Default constitutes an Event of Default and that there are no disputes as to the occurrence and continued existence of the Specified Default; (iii) the Specified Default is not curable; (iv) Lender has the right to payment of the Obligations, to immediately enforce its right to payment of the Obligations, to immediately enforce its security interests in the collateral securing the Note, and to exercise all other rights, powers and remedies provided to Lender under the Loan Documents;

(v)

pursuant to the terms of Section 2(c) of the Note, interest on the Obligations will accrue at the default rate specified in such Section (19%); and pursuant the Note, Lender is entitled to be paid for all legal fees and expenses in connection with enforcement of its rights under the Loan Documents including the costs it incurs preparing this Agreement; and (vi) pursuant to Section 18(c) of the Note the Lender is entitled to a Late Charge equal to 18% per annum of the unpaid amount due; and (vii) the Borrower has no defenses, offsets and/or counterclaims against Lender and/or its agents in connection with the Note or against the enforcement of the Note, and the Borrower shall not dispute or contest (or cause anyone else to dispute or contest) the validity or enforceability of the Note or the priority, enforceability or extent of Lender's security interest in, and lien on, the collateral securing the Note, in any judicial, administrative or other proceeding, either during or following the termination or expiration of the Forbearance Period set forth herein.

SECTION 3. Forbearance; Forbearance Default Rights and Remedies.

(a)

Effective as of the Forbearance Effective Date (as hereinafter defined), Lender agrees that until the expiration or termination of the "Forbearance Period" (as hereinafter defined), it will temporarily forbear from exercising any default-related rights and remedies against any Credit Party, in each case solely with respect to the Specified Default; provided, however, that:

(i)

except as otherwise expressly provided herein, the Specified Default shall continue to constitute an actionable Event of Default for the purpose of triggering all limitations, restrictions or prohibitions on certain actions that may be taken or omitted or otherwise acquiesced to by or on behalf of any Credit Party pursuant to the Loan Documents, including, without limitation, any limitations, restrictions or prohibitions with respect to any distribution, advance or other payment directly or indirectly from or for the benefit of any Credit Patty to any other Credit Patty, any  direct or indirect owner of an equity interest in any Credit Party or any Affiliate of any of the foregoing; and any actions or inactions taken or omitted or otherwise acquiesced to by or on behalf of any Credit Party in violation of such provisions, in each case while any Default or Event of Default (including the Specified Default) exists, will constitute additional Events of Default under the Loan Documents, as well as a Forbearance Default (as hereinafter defined) under this Agreement; and

(ii)

default and/or other notices and correspondence to any Credit Party may be delivered in accordance with the terms of this Agreement.

(b)

As used herein, the term "Forbearance Period" shall mean the period beginning on the Forbearance Effective Date and ending on the earliest to occur of: (i) the date on which Lender delivers to Borrowers a written notice terminating the Forbearance Period, which notice may be delivered at any time upon or after the occurrence of any Forbearance Default (as hereinafter defined), (ii) the date any Credit Party repudiates or asse1is any defense to any Obligation or other liability under or in respect of this Agreement or the Loan Documents or applicable law, or makes or pursues any claim or cause of action against Lender; and (iii)  11:59

p.m. (New York time) on May 31, 2017 (the occurrence of any of the foregoing clauses (i) through (iii), a "Termination Event"). As used herein, the term "Forbearance Default" shall mean: (A) the occurrence of any Default or Event of Default other than the Specified    Default;

(B) the failure of any Credit Party to timely comply with any material term, condition, or covenant set forth in this Agreement; (C) the failure of any representation or warranty made by any Credit Party under or in connection with this Agreement to be true and complete in all material respects as of the date when made; or (D) Lender's reasonable belief that any Credit Party: (1) has ceased or is not actively pursuing mutually acceptable restructuring or foreclosure alternatives with Lender; or (2) is not negotiating such alternatives in good faith. Solely with respect to subsection (D), the Forbearance Default will not be effective until one (1) business day after receipt by Borrowers of written notice from Lender of such Forbearance Default. Any Forbearance Default shall constitute an immediate Event of Default under the Loan Documents.

(c)

Upon the occurrence of a Termination Event, the agreement of Lender hereunder to forbear from exercising any default-related rights and remedies shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which each of the Borrower waives. Each of the Borrower agrees that Lender may at any time thereafter proceed to exercise any and all of its rights and remedies under any or all of the Loan Document and/or applicable law, including, without limitation, its rights and remedies with respect to any Specified Default that is continuing at such time. Without limiting the generality of the foregoing, upon the occurrence of a Te1mination Event, without the requirement of any demand, presentment, protest, or notice of any kind, (i) Lender may commence any legal or other action to collect any or all of the Obligations from any Credit Party and/or any Collateral or Other Collateral, and (ii) Lender may take any other enforcement action or otherwise exercise any or all rights and remedies provided for by any or all of the Loan Documents and/or applicable law, all of which rights and remedies are fully reserved by Lender, in accordance with the terms and conditions of the Loan Documents, and applicable law.

(d) Any agreement to extend the Forbearance Period, if any, must be set forth in  writing  and signed  by a duly  authorized  signatory  of Lender,  and each of the Borrower acknowledges that Lender has not made any assurances concerning any possibility of an extension of the Forbearance Period.

SECTION 4. General Cooperation from Borrower.

Each Credit Party shall, and shall use commercially reasonable efforts to cause its Chief Financial Officer and consultants to cooperate fully with Lender in furnishing information as and when reasonably requested by Lender regarding the Collateral or any Credit Party's financial affairs, finances, financial condition, business and operations. Each Credit Party authorizes Lender to meet and/or have discussions with any of such Credit Party's Chief Financial Officer and other employees and consultants from time to time.

SECTION 5. General Release; Covenant Not to Sue.

(a)

In consideration of, among other things, Lender's execution and delivery of this Agreement, each of the Borrower (collectively, "Releasors") hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee (as hereinafter defined) from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever (collectively, the "Claims"), that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity, against Lender, and each of its affiliates, subsidiaries, shareholders and "controlling persons" (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys and other representatives of each of the foregoing (collectively, the "Releasees"), based in whole or in part on facts, whether or not now known, existing on or before the Forbearance Effective Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Loan Documents or transactions contemplated thereby or any actions or omissions in connection therewith, (ii) any aspect of the dealings or relationships between or among the Borrower, on the one hand, and Lender, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, or (iii) any aspect of the dealings or relationships between or among any or all of the equity holders of the Borrower, on the one hand, and Lender, on the other hand, but only to the extent such dealings or relationships relate to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof.

(b)

In connection with such releases, the Borrower acknowledge that they are aware that they or their attorneys or others may hereafter discover claims or facts presently unknown or unsuspected in addition to or different from those which they now know or believe to be true with respect to the subject matter of the Claims being released pursuant to Section 6(a) hereof. Nevertheless, it is the intention of the Borrower in executing this Agreement to fully, finally, and forever settle and release all matters and all claims relating thereto, which exist, hereafter may exist or might have existed (whether or not previously or currently asserted in any action) constituting Claims released pursuant to Section 6(a) hereof.

(c)

In entering into this Agreement, each Credit Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof.

(d)

Each of the Borrower hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Credit Party pursuant to Section 6(a) hereof. If any Credit Party violates the foregoing covenant, the Borrower agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable attorneys' fees and reasonable out-of-pocket expenses incurred by any Releasee as a result of such violation.

(e)

The provisions of this Section shall survive the termination of this Agreement, the Loan Documents, and payment in full of the Obligations.

SECTION 6. Representations, Warranties and Covenants of Borrowers and Other Borrower.

Each of the Borrower represents, warrants and covenants that:

(a)

The individual(s) executing this Agreement on behalf of each Credit Paity is authorized to so act and the execution, delivery and performance by each of the Bonower of this Agreement, the Loan Documents have been duly authorized, and this Agreement and all documents and instruments delivered in connection herewith and the Loan Documents are legal, valid and binding obligations of such Borrower enforceable against such patties in accordance with their respective terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b)

Except with respect to the Specified Default, each of the representations and warranties contained in the Loan Documents is hue and correct in all material respects (or,  to the extent such representations are already qualified by materiality in the applicable Loan Document, in all respects) on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, to the extent such representations are already qualified by materiality in the applicable Loan Document, in all respects) as of such earlier date, and, except with respect to the Specified Default, each of the agreements and covenants in the Loan Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof;

(c)

Neither the execution, delivery and performance of this Agreement and all documents and instruments delivered in connection herewith nor the consummation of the transactions contemplated hereby or thereby does or shall contravene, result in a breach of, or violate (i) any provision of any Credit Party's formation documents, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Credit Party is a party or by which any Credit Party or any of its property is bound;

(e)

Before execution and delivery of this Agreement, Lender had no obligation to negotiate with any of the Borrower or any other person or entity concerning anything contained herein. Each Credit Party agrees that Lender's execution of this Agreement does not create any such obligation; and

(f)

Each Credit Party has made its own decisions regarding all of its operations and its incurrence and payment of all third party debt and all other payments.

SECTION 7. Ratification of Liability.

Each of the Bo1rnwer, as debtors, grantors, pledgors, guarantors, assignors, or in other similar capacities in which such parties grant liens or security interests in their properties or otherwise act as accommodation parties or guarantors, as the case may be, under the Loan Documents, hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Loan Documents to which such paiiy is a party, and each such party hereby ratifies and reaffirms its grant of liens on or security interests in its properties pursuant to such Loan Documents to which it is a party as security for the Obligations under or with respect to the Loan Documents, and confirms and agrees that such liens and security interests, all of which are valid, properly perfected and have the priority required by the Loan Documents, hereafter secure all of the Obligations, including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Agreement or the Loan Documents. Each of the Borrower further agrees and reaffirms that the Loan Documents to which it is a party apply to all Obligations owing under the Note (including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Agreement the Loan Document). Each such party

(i)

further acknowledges receipt of a copy of this Agreement and all other agreements, documents, and instruments executed and/or delivered in connection herewith, (ii) consents to the terms and conditions of same, and (iii) agrees and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and confirmed. Except as expressly provided herein, the execution of this Agreement shall not operate as a waiver of any right, power or remedy of Lender, nor constitute an amendment or waiver of any provision of any of the Loan Documents nor constitute a novation of any of the Obligations under the Loan Documents.

SECTION 8. Reference to and Effect Upon the Loan Documents.

(a)

Except as expressly modified hereby, all terms, conditions, covenants, representations and warranties contained in the Loan Documents, and all rights of Lender and all of the Obligations, shall remain in full force and effect. Each of the Borrower hereby confirms that the Loan Documents are in full force and effect and that the Borrower do not have any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations or any the Loan Documents.

(b)

Except as expressly set fo1ih herein, the execution, delivery and effectiveness of this Agreement shall not directly or indirectly (i) create any obligation to defer any enforcement action after the occurrence and continuance of any Default or Event of Default (including, without limitation, any Forbearance Default), (ii) constitute a consent or waiver of any past, present or future violations of any provisions of the Loan Documents, (iii) amend, modify or operate as a waiver of any provision of the Loan Documents or any right, power or remedy of Lender, (iv) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction or (v) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, Lender reserves all of its respective rights, powers, and remedies under the Agreement, the Loan Documents and applicable law. All of the provisions of the Loan Documents are hereby reiterated.

(c)

From and after the Forbearance Effective Date, the term "Loan Documents" in the Loan Documents shall include, without limitation, this Agreement and any agreements, instruments and other documents executed and/or delivered in connection herewith.

(d)

This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Loan Documents or any obligations arising thereunder.

SECTION 9. Construction.

This Agreement and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Agreement nor any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the  ground that such patty or its counsel drafted this Agreement or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Agreement and all other agreements and documents executed in connection therewith, and that such patty knows the contents thereof and signs the same freely and voluntarily. The patties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Agreement and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.

SECTION 10.

Counterparts.

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Agreement by delivering by facsimile or other electronic transmission a signature page of this Agreement signed by such party, and any such facsimile or other electronic transmission shall be treated in all respects as having the same effect as an original signature.

SECTION 11.

Governing Law.

The law of the State of New York shall govern all matters arising out of, in connection with or relating to this Agreement, including, without limitation, its validity, interpretation, construction, performance and enforcement.

SECTION 12.

Severability.

The invalidity, illegality, or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction. If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

SECTION 13.

Further Assurances.

Each of the Borrower agrees to take all further actions and execute all further documents as Lender may from time to time reasonably request that are necessary to carry out the transactions contemplated by this Agreement and all other agreements executed and delivered in connection herewith.

SECTION 14.

Section Headings.

Section headings in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

SECTION 15.

Notices.

All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with the Loan Documents.

SECTION 16.

Effectiveness.

This Agreement shall become effective at the time (the "Forbearance Effective Date") that all of the following conditions precedent have been met (or waived by Lender):

(a)

Agreement. Lender shall have received duly executed signature pages for this Agreement signed by the Borrower.

(b)

Representations and Warranties. The representations and warranties contained herein shall be true and correct in all material respects, and no Forbearance Default, Default shall exist on the date hereof.

SECTION 17.

Assignments; No Third Party Beneficiaries.

This Agreement shall be binding upon and inure to the benefit of the Borrower and each Lender and their respective successors and assigns; provided, that no Credit Party shall be entitled to delegate any of its duties hereunder and no Credit Party shall assign any of its rights or remedies set forth in this Agreement without the prior written consent of Lender in its sole discretion. No Person other than the parties hereto, the Releasees, and Lender shall have any rights hereunder or be entitled to rely on this Agreement and all third-party beneficiary rights (other than the rights of the Releasees under Section 6 hereof) are hereby expressly disclaimed.

SECTION 18.

Final Agreement.

This Agreement, the Loan Documents, and the other written agreements, instruments, and documents entered into in connection therewith set forth in full the terms of agreement between the parties hereto and thereto and are intended as the full, complete, and exclusive contracts governing the relationship between such parties, superseding all other discussions, promises, representations, warranties, agreements, and understandings between the parties with respect thereto. Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. Lender's exercise or failure to exercise any rights or remedies under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights and remedies in any other instances. There are no oral agreements among the parties thereto or hereto.

SECTION 20.

Miscellaneous.

(a)

Each of the parties hereto agrees that the transactions contemplated hereby constitute a contemporaneous exchange for new value.

(b)

The parties hereto recognize that the Borrower have not fully complied with the tetms of the Loan Documents as of the date hereof. No course of dealing between Lender, on one hand, and the Borrower, on the other hand, is established by virtue of the Borrower’s non-compliance therewith. The Borrower understand that Lender's failure to insist on strict performance as of such date shall not be interposed as a defense to Lender's exercise of its legal rights, nor shall it constitute a waiver of any thereof.

(c)

The Borrower acknowledges that TIME IS OF THE ESSENCE with respect to the time for performance of the terms and conditions of this Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BORROWER:

DUOS TECHNOLOGIES GROUP INC., as Borrower

By: /s/ Gianni B. Arcaini

Name: Gianni B. Arcaini

Title: Chief Executive Officer

LENDER:

GPB DEBT HOLDINGS II, LLC, as Lender

By: /s/ Evan Myrianthopoulos

Name: Evan Myrianthopoulos

Title: Managing Partner